Restructuring and Related Charges	12 Months Ended
Dec. 31, 2019
Restructuring and Related Charges [Abstract]
Restructuring and Related Charges

5.   Restructuring and Related Charges

In October 2013, the Company implemented a restructuring to better align the Company’s resources with student enrollments at the time. This restructuring included the closing of 20 physical locations and reductions in the number of campus-based and corporate employees. At the time of this restructuring, a liability for lease obligations, some of which continue through 2022, was recorded and measured at fair value using a discounted cash flow approach encompassing significant unobservable inputs (Level 3). The estimation of future cash flows included non-cancelable contractual lease costs over the remaining terms of the leases discounted at the Company’s marginal borrowing rate of 4.5%, partially offset by estimated future sublease rental income discounted at credit-adjusted rates.

In addition, the Company incurred personnel-related restructuring charges due to cost reduction efforts and management changes. These changes are primarily intended to integrate CEC successfully and establish an efficient ongoing cost structure for the Company.

The following details the changes in the Company’s restructuring liability for the years ended December 31, 2017, 2018, and 2019 (in thousands):

	Lease and Related	Severance and Other Employee
	Costs, Net	Separation Costs	Total
Balance at December 31, 2016	$11,985	$—	$11,985
Restructuring and other charges(1)	—	3,414	3,414
Payments	(3,623)	(3,414)	(7,037)
Adjustments(2)	419	—	419
Balance at December 31, 2017	8,781	—	8,781
Restructuring and other charges(1)	—	16,319	16,319
Payments	(2,684)	(1,972)	(4,656)
Adjustments(2)	443	—	443
Balance at December 31, 2018(3)	6,540	14,347	20,887
Restructuring and other charges(1)	—	3,920	3,920
Payments	—	(9,984)	(9,984)
Adjustments(2)	(6,540)	—	(6,540)
Balance at December 31, 2019(3)	$—	$8,283	$8,283
(1)	Restructuring and other charges were $3.4 million, $16.3 million, and $3.9 million for the years ended December 31, 2017, 2018, and 2019, respectively. Restructuring and other charges are included in Merger and integration costs on the consolidated statements of income.
(2)	For the years ended December 31, 2017 and 2018, adjustments include accretion of interest on lease costs, partially offset by changes in the timing and expected income from subleases. For the year ended December 31, 2019, adjustments represent the impact of adopting ASC 842 on January 1, 2019. In accordance with ASC 842, the lease related restructuring liability balance as of December 31, 2018 was netted against the initial ROU lease asset recognized upon adoption. Asset retirement obligations related to these restructured properties are also included in the adjustments amount.
(3)	The current portion of restructuring liabilities was $9.8 million and $6.4 million as of December 31, 2018 and December 31, 2019, respectively, which are included in accounts payable and accrued expenses. The long-term portion is included in other long-term liabilities.